     As filed with the Securities and Exchange Commission on July 10, 1997

                                                   Registration No. 333-
--------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                                   UNDER THE
                            SECURITIES ACT OF 1933


                            IDX SYSTEMS CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      VERMONT                                               03-0222230
--------------------------------------------------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

1400 SHELBURNE ROAD, P.O. BOX 1070, SOUTH BURLINGTON, VERMONT        05403
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip code)


                       1985 INCENTIVE STOCK OPTION PLAN
                       1994 INCENTIVE STOCK OPTION PLAN
                        1995 DIRECTOR STOCK OPTION PLAN
                       1995 EMPLOYEE STOCK PURCHASE PLAN
                            1995 STOCK OPTION PLAN
                          NONSTATUTORY STOCK OPTIONS
--------------------------------------------------------------------------------
                           (Full title of the plans)


                              RICHARD E. TARRANT
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            IDX SYSTEMS CORPORATION
      1400 SHELBURNE ROAD, P.O. BOX 1070, SOUTH BURLINGTON, VERMONT 05403
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

                                (802) 862-1022
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         (Telephone number, including area code, of agent for service)


                                     Copies to:
                                     ---------

         ROBERT W. BAKER, JR.                            PETER B. TARR
       IDX SYSTEMS CORPORATION                         HALE AND DORR LLP
         1400 SHELBURNE ROAD                            60 STATE STREET
           P.O. BOX 1070                          BOSTON, MASSACHUSETTS 02109
      SOUTH BURLINGTON, VT 05403                        (617) 526-6000
           (802) 862-1022


                        CALCULATION OF REGISTRATION FEE


                                            PROPOSED       PROPOSED
      TITLE OF                               MAXIMUM        MAXIMUM
     SECURITIES             AMOUNT          OFFERING       AGGREGATE      AMOUNT OF
        TO BE                TO BE          PRICE PER      OFFERING     REGISTRATION
     REGISTERED         REGISTERED (#)    SHARE ($)(1)   PRICE ($)(1)      FEE ($)
------------------------------------------------------------------------------------

1995 DIRECTOR
STOCK OPTION PLAN
Common Stock
(Par Value $.01)          50,000 shares      $33.578    $  1,678,900.00   $   508.75
------------------------------------------------------------------------------------
1995 EMPLOYEE
STOCK PURCHASE PLAN
Common Stock
(Par Value $.01)         900,000 shares       33.578      30,220,200.00     9,157.64
------------------------------------------------------------------------------------
1995
STOCK OPTION PLAN
Common Stock
(Par Value $.01)       3,030,000 shares       33.578     101,741,340.00
------------------------------------------------------------------------------------
TOTAL                  3,980,000 shares       33.578    $133,640,440.00   $40,497.10
------------------------------------------------------------------------------------

(1) Price estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h) under the Securities Act of 1933, and based on the average of the high and low prices of the Registrant's Common Stock on July 9, 1997, as quoted on the Nasdaq National Market.

                    STATEMENT OF INCORPORATION BY REFERENCE


         This Registration Statement on Form S-8 incorporates by reference the contents of Registration Statement on Form S-8 (File No. 333-1502) filed by the Registrant on February 20, 1996, relating to the Registrant's 1985 Incentive Stock Option Plan, 1994 Incentive Stock Option Plan, 1995 Director Stock Option Plan, 1995 Employee Stock Purchase Plan, 1995 Stock Option Plan and Nonstatutory Stock Options.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Burlington, State of Vermont, on July 10, 1997.

                             IDX SYSTEMS CORPORATION

                             By: /s/ Richard E. Tarrant
                                 ------------------------------------------
                                 Richard E. Tarrant
                                 President and Chief Executive Officer

                                     POWER OF ATTORNEY

   We, the undersigned officers and directors of IDX Systems Corporation, hereby severally constitute and appoint Richard E. Tarrant, John A. Kane, Robert W. Baker, Jr., Esq. and Peter B. Tarr, Esq., and each of them singly, our true and lawful attorneys with full power to them, to sign for us and in our names, in the capacities indicated below, the Registration Statement filed herewith, and any and all amendments to said Registration Statement and generally to do all such things in our names and behalf in our capacities as officers and directors to enable IDX Systems Corporation to comply with the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                Title                              Date
         ---------                -----                              ----


/s/ Richard E. Tarrant         President, Chief Executive        July 10, 1997
---------------------------    Officer and Director
Richard E. Tarrant             (Principal Executive
                               Officer)


/s/ John A. Kane               Vice President, Finance and       July 10, 1997
---------------------------    Administration, Chief Financial
John A. Kane                   Officer and Treasurer (Principal
                               Financial Officer and Principal
                               Accounting Officer)


/s/ Robert H. Hoehl            Director                          July 10, 1997
---------------------------
Robert H. Hoehl


/s/ Paul L. Egerman            Director                          July 10, 1997
---------------------------
Paul L. Egerman


/s/ Henry M. Tufo, M.D.        Director                          July 10, 1997
---------------------------
Henry M. Tufo, M.D.


/s/ Stuart H. Altman, Ph.D.    Director                          July 10, 1997
---------------------------
Stuart H. Altman, Ph.D.


/s/ Steven M. Lash             Director                          July 10, 1997
---------------------------
Steven M. Lash


/s/ Frank T. Sample            Director                          July 10, 1997
---------------------------
Frank T. Sample

/s/ Malcolm A. Gleser          Director                          July 10, 1997
---------------------------
Malcolm A. Gleser,
M.D., Ph.D.

                               INDEX TO EXHIBITS


    Exhibit
    Number              Exhibit                                    Page
    -------             -------                                    ----

    *4.1      Second Amended and Restated Articles of
              Incorporation of the Registrant

    *4.2      Second Amended and Restated By-Laws
              of the Registrant

    *4.3      Specimen Certificate of Common Stock
              of the Registrant

     5.1      Opinion of Robert W. Baker, Jr., Esq.,
              General Counsel to the Registrant

    23.1      Consent of Robert W. Baker, Jr., Esq.
              (included in Exhibit 5.1)

    23.2      Consent of Ernst & Young LLP

    24.1      Power of Attorney (included on the
              signature page of this Registration
              Statement)



---------------
* Previously filed with the Commission as an Exhibit to the Registrant's Registration Statement on Form S-1 (File No. 33-97104) which was originally filed with the Commission September 19, 1995 and is incorporated herein by reference.

                                      II-3